Supplementary Balance Sheet Information - Accounts Payable and Accruals Other (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts Payable And Accrued Liabilities [Line Items]
Employees and employee institutions	$ 15,380	$ 23,401
Government departments and agencies	7,238	8,865
Provision for restructuring	1,396
Derivative liabilities	573	890
Accrued expenses	22,524	21,901
Sundry	4,784	2,533
Accounts payable and accrued liabilities, net	$ 51,895	$ 57,590